TIFF Investment Program (“TIP”)

Supplement dated January 22, 2016

to the TIP Prospectus dated April 30, 2015, as supplemented September 23, 2015;

the TIFF Multi-Asset Fund Summary Prospectus dated April 30, 2015, as amended September 25, 2015;
and to the TIFF Short-Term Fund Summary Prospectus dated April 30, 2015

This supplement provides new and additional information to the TIP prospectus dated April 30, 2015, as supplemented September 23, 2015; the TIFF Multi-Asset Fund summary prospectus dated April 30, 2015, as amended September 25, 2015; and the TIFF Short-Term Fund summary prospectus dated April 30, 2015, and updates certain information in the prospectus supplement dated September 23, 2015. You can find TIP’s prospectus, summary prospectuses, and the statement of additional information, as well as other information about TIP, online at www.tiff.org/prospectusanddisclosures. You may also obtain this information at no charge by calling 800-984-0084 or by sending an e-mail request to info@tiff.org.

The following will replace similar information about the Constructed Index on page 3 of the prospectus, page 1 of the prospectus supplement dated September 23, 2015, and page 3 of the Multi-Asset Fund summary prospectus:

The Constructed Index weights are rebalanced by TAS at each month-end; those from July 1, 2009, through December 31, 2015, reflect quarter-end rebalancing. Actual weights in Multi-Asset Fund tend to vary over time.

The following replaces the footnote in the Average Annual Total Returns chart on page 6 of the prospectus and page 6 of the Multi-Asset Fund summary prospectus:

* Performance of the Multi-Asset Fund Constructed Index generated from July 1, 2009, through September 30, 2015, was reduced by 0.20% per annum, prorated monthly. This reduction reflected an estimate of the costs of investing in the Constructed Index’s asset segments through index funds or other instruments. The reported performance of the Constructed Index would increase in the absence of a 0.20% reduction.

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The following replaces the information under the heading “Portfolio Management” in the Multi-Asset Fund Summary section on page 6 of the prospectus and page 6 of the Multi-Asset Fund summary prospectus:

Portfolio Management

Investment Advisor	Portfolio Manager	Title	Has Managed Fund Assets Since

TIFF Advisory Services, Inc.	Jay Willoughby David Fallace Trevor Graham	Chief Investment Officer Managing Director Managing Director	2015 2016 2013

The following replaces the information under the heading “Portfolio Management” in the Short-Term Fund Summary section on page 9 of the prospectus and page 3 of the Short-Term Fund summary prospectus:

Portfolio Management

Investment Advisor	Portfolio Manager	Title	Has Managed Fund Assets Since

TIFF Advisory Services, Inc.	Jay Willoughby Jessica Taranto	Chief Investment Officer Portfolio Manager	2015 2014

The following paragraphs replace similar disclosure under the heading “Performance Objective and Benchmarks” on page 11 of the prospectus and page 2 of the supplement dated September 23, 2015:

The composition of the Constructed Index as of October 1, 2015, is presented in the prospectus supplement dated September 23, 2015. TAS assigns each manager account, underlying acquired fund, or direct investment selected by TAS (each such manager account, underlying acquired fund, and direct investment is referred to as a “holding”) to one of the three CI categories. To select an appropriate category, TAS takes into account such characteristics as the holding’s stated investment mandate and expected investment strategy as well as an assessment of the holding’s risk characteristics. The assignment process may not reflect, or look through to, the entirety of the individual securities or investments comprising each holding. For example, an account pursuing a global equity mandate will be categorized as an “Equity-Oriented Asset” if its primary investment strategy is to invest in equity securities, even if it also holds a certain amount of uninvested cash, fixed income securities, or other investments that are not commonly thought of as equity securities. Holdings in the “Diversifying Strategies” category include those that display significant diversifying characteristics to either or both of the “Equity-Oriented Assets” and the “Fixed Income” categories. TAS expects that most of Multi-Asset Fund’s holdings in privately offered investment funds commonly known as hedge funds will be categorized as “Diversifying Strategies.” However, certain of Multi-Asset Fund’s hedge fund holdings may be categorized as “Equity-Oriented Assets” or “Fixed Income” if they do not display significant diversifying characteristics but rather display significant equity or fixed income characteristics. As a result of this method of categorizing holdings, the exposures and weights reported for Multi-Asset Fund within each CI category should be thought of as investment mandate weights and not “look-through” asset class weights. Look-through asset class weights may differ, at times significantly, from the investment mandate weights reported. Please see the statement of additional information for information about the benchmarks used in the Constructed Index.

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Constructed Index weights are rebalanced by TAS at each month-end; those from July 1, 2009, through December 31, 2015, reflect quarter-end rebalancing. Performance of the Constructed Index generated from July 1, 2009, through September 30, 2015, was reduced by 0.20% per annum, prorated monthly. This reduction reflected an estimate of the costs of investing in the Constructed Index’s asset segments through index funds or other instruments. (One cannot invest directly in an index, and unmanaged indices do not incur fees and expenses.) The reported performance of the Constructed Index would increase in the absence of a 0.20% reduction. Historical performance reported for the Constructed Index is not adjusted when the composition of the Constructed Index changes. Therefore, past performance reflects the allocations, segment weights, and segment benchmarks that were in place at the time the performance was generated.

The following paragraph replaces similar disclosure under the heading “Performance Objective and Benchmarks” in the third paragraph on page 11 of the prospectus:

The 65/35 Mix is a blended index benchmark that consists of 65% MSCI All Country World Index and 35% Barclays US Aggregate Bond Index. Weights are rebalanced by TAS at each month-end; weightings from July 1, 2009, through December 31, 2015, reflect quarter-end rebalancing. The 65/35 Mix is presented as a convenience to members that prefer to use a benchmark of this sort for comparison purposes. The Barclays US Aggregate Bond Index covers the US dollar-denominated, investment grade, fixed rate, taxable bond market.

The following information supplements the section entitled “Biographies of Principal Officers” on page 20 of the prospectus:

Jay L. Willoughby is Chief Investment Officer of TAS and also Chief Investment Officer of TIP. Prior to joining TAS, Mr. Willoughby spent four years as CIO of the State of Alaska’s roughly $50 billion sovereign wealth fund, the Alaska Permanent Fund Corp. Previously, he was Co-Managing Partner at Ironbound Capital Management and spent nine years with Merrill Lynch Investment Managers LP as CIO, Private Investors Group; Head of Research for Equity Funds; and Senior Portfolio Manager, Merrill Lynch Real Estate Fund. Mr. Willoughby is a CFA charterholder.

As a result of Mr. Willoughby’s appointment as Chief Investment Officer of TAS, Mr. Flannery no longer serves as Interim Chief Investment Officer of TAS.

The following information replaces similar disclosure in the Multi-Asset Fund section under the heading “Money Manager Fee Arrangements and Portfolio Managers” beginning on page 26 of the prospectus:

TIFF Advisory Services, Inc. (170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087) is compensated based on Multi-Asset Fund’s average daily net assets. The manager receives 0.25% per year on the first $1 billion; 0.23% on the next $1 billion; 0.20% on the next $1 billion; and 0.18% on amounts above $3 billion. Jay Willoughby (Chief Investment Officer, TIP, and Chief Investment Officer, TAS) joined TAS in 2015. Prior to joining TAS, Mr. Willoughby was CIO of the State of Alaska’s roughly $50 billion sovereign wealth fund, the Alaska Permanent Fund Corp. from 2011 – 2015. Previously, he was Co-Managing Partner at Ironbound Capital Management and spent nine years with Merrill Lynch Investment Managers LP. Mr. Willoughby is a CFA charterholder. David Fallace (Managing Director) joined TAS in 2016. Before joining TAS, he was Director of Investments-Special Opportunities at the Alaska Permanent Fund Corp. since 2013; Vice President at Haugen Custom Financial Systems since 2009; and Vice President at GF Private Equity Group prior thereto. Trevor Graham (Managing Director) joined TAS in 2012 and, prior to that, he was a managing director in the Office of Investments at New York-Presbyterian Hospital from 2008 to 2012. Previous to that, he was an investment officer at the Museum of Modern Art in New York. Messrs. Willoughby, Fallace, and Graham consult regularly with Richard Flannery, TAS’s Chief Executive Officer and TIP’s President and Chief Executive Officer, and Stephen Vicinelli, a Managing Director of TAS.

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The following information replaces similar disclosure in the Short-Term Fund section under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 27 of the prospectus:

TIFF Advisory Services, Inc. (170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087) is compensated based on Short-Term Fund’s average daily net assets. The manager receives 0.03% per year on the first $1 billion; 0.02% on the next $1 billion; and 0.01% per year on amounts above $2 billion. Jay Willoughby (Chief Investment Officer, TIP, and Chief Investment Officer, TAS) joined TAS in 2015. Prior to joining TAS, Mr. Willoughby was CIO of the State of Alaska’s roughly $50 billion sovereign wealth fund, the Alaska Permanent Fund Corp. from 2011 – 2015. Previously, he was Co-Managing Partner at Ironbound Capital Management and spent nine years with Merrill Lynch Investment Managers LP. Mr. Willoughby is a CFA charterholder. Jessica Taranto (Portfolio Manager) joined TAS in 2012. Previously, Ms. Taranto worked as a trade compliance analyst at Arrowstreet Capital from 2011 to 2012 and, prior to that, she worked as a portfolio accounting supervisor at J.P. Morgan Hedge Fund Services from 2008 to 2011. Mr. Willoughby and Ms. Taranto consult regularly with Richard Flannery, TAS’s Chief Executive Officer and TIP’s President and Chief Executive Officer, and David Fallace, Trevor Graham, and Stephen Vicinelli, Managing Directors of TAS.

The following information replaces similar disclosure in the Investment Minimums section under the heading “Member Information” beginning on page 27 of the prospectus:

Investment Minimums.  The minimum initial investment for Multi-Asset Fund is $2,500,000. The minimum initial investment for Short-Term Fund is $50,000. The minimum for subsequent purchases is $10,000 for Multi-Asset Fund and $5,000 for Short-Term Fund. Minimums may be waived at TAS’s or the fund’s discretion and are expected to be waived or reduced for investments made by TAS, TIP and TCF directors or trustees and employees, including their retirement or other accounts, TAS and its affiliates, other vehicles managed or sponsored by TAS or its affiliates, and for organizations that maintain a TIP account for the purpose of funding investments in other investment vehicles sponsored by TAS.

Please keep this supplement for future reference.

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